SEMI-ANNUAL REPORT

June 30, 2001                             U.S. EQUITY PORTFOLIOS
                                          Pilgrim VP MagnaCap
PILGRIM VARIABLE PRODUCTS TRUST           Pilgrim VP Growth Opportunities
CLASS S                                   Pilgrim VP MidCap Opportunities
                                          Pilgrim VP SmallCap Opportunities


                                                              [LOGO] ING PILGRIM

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


          Letter to Shareholders ...............................     1
          Portfolio Managers' Reports:
               U.S. Equity Portfolios ..........................     2
          Index Descriptions ...................................    10
          Statements of Assets and Liabilities .................    11
          Statements of Operations .............................    12
          Statements of Changes in Net Assets ..................    13
          Financial Highlights .................................    14
          Notes to Financial Statements ........................    18
          Portfolios of Investments ............................    24

-------
Pilgrim
Funds
-------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Class S June 30, 2001 Semi-Annual Report for the Pilgrim Variable Products Trust (the "Trust").

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired Reliastar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in Febraury 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
August 8, 2001

                                                                       Portfolio
PILGRIM VP MAGNACAP PORTFOLIO                                   Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Thomas R. Jackson, Senior Vice-President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP MagnaCap Portfolio (the "Portfolio") seeks growth of capital with dividend income as a secondary consideration.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap 400 Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the period from inception (5/8/01) through June 30, 2001, the Portfolio's Class S shares declined 2.20%, moderately outperforming the S&P 500 Index, which declined 2.73%.

Portfolio Specifics: The Portfolio was helped in the first half by its under weighted position in both Technology and Healthcare as well as by an above average cash position. These good decisions were more than offset by the underperformance of the Portfolio's holdings in the Capital Goods, Consumer Staples and Financial sectors.

Current Strategy: The outlook is unusually confused right now. On the one hand, the number one lesson that equity investors have learned over the last forty years is "Don't fight the FED!" The Federal Reserve Board has been aggressively cutting interest rates since the beginning of the year, and there is some recent evidence that the decline in the manufacturing sector of the economy is beginning to bottom out. The inventory liquidation that always takes place in recessions would also appear to be well underway, and the tax cut should bolster consumer spending in the second half of the year.

On the other hand, the consumer has remained amazingly sanguine in the face of a declining stock market and accelerating layoffs. Consumer spending has bolstered the economy as the consumer has borrowed to maintain spending and the savings rate has declined to below zero as a result. Whether or not this can continue remains to be seen, but typically recessions have ended with the savings rate in the range of 8% of income. At a minimum, the high consumer debt burden and the low savings rate would seem to make a strong and sustained consumer response to fiscal and monetary easing unlikely.

Furthermore, the strong dollar is depressing exports and the capital-spending boom in the last half of the 1990's has created ample capacity. Consequently, it would seem likely that any economic rebound will

Portfolio
Manager's Report                                   PILGRIM VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

be either short lived or relatively restrained resulting in lower profit growth than is typically the case coming out of recessions.

The market environment of the last year in which value stocks increased and growth stocks declined significantly has gone a long way toward correcting the valuation discrepancies that built up during the Internet Market Bubble. At the moment there are few gross valuation discrepancies to exploit (i.e. most stocks appear fairly valued in relation to one another). However, with the S&P 500 selling at 25x, albeit depressed, trailing earnings, it is hard to argue that stocks in general are compellingly cheap. (The historic long term average price to earnings multiple on the market has been about 15 times).

Good performance over the next year or so is likely to depend upon holding those companies that show relatively good earnings growth and that sell at reasonable prices. Unfortunately, the degree of economic strength over the next several quarters will help to determine profit growth and, as indicated above, the economic outlook is particularly unclear. (If stocks were selling at demonstrably low valuations, this lack of clarity would be less important, because the pricing structure of the market would be such that investors would be "paid" to take the risk).

While this "on the one hand, on the other hand" commentary is not particularly satisfying, we should attempt to recognize periods when the outlook is uncertain and when the market does not appear to offer compensation for making large bets, and should adjust our strategy to take this into consideration. Now is one of those times. Large sector "bets" or company weightings would seem to be unwarranted at the current time. The Portfolio will concentrate primarily on buying the stocks of companies that sell at below market valuations where there is some catalyst for positive change. Over time the degree of sector deviation from the stock market sector allocations will depend on the degree of under or over valuation of the stocks within each sector.

                     Total Returns for the
                         Period Ended
                         June 30, 2001
                     ---------------------
                        Since Inception
                            5/8/01
                     ---------------------
Class S                     -2.20%
S&P 500 Index               -2.73%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP MagnaCap Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 10.

                                                                       Portfolio
PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO                       Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP Growth Opportunities Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Managers feel have above average prospects for growth.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the period from inception (5/8/01) through June 30, 2001, the Portfolio's Class S shares declined 4.62%, underperforming the S&P 500 Index, which fell 2.73%. The Portfolio's strategy of investing in growth stocks was out of favor for most of the first six months, although gains were made during the second quarter.

Portfolio Specifics: The Portfolio got a lift from the "Life on the Net" investment theme, while weightings in consumer, biotechnology, and semiconductor stocks were increased. The biggest weightings in the Portfolio are now in the "Life Sciences Revolution" and the "New Consumer" themes. Among the best performing individual stocks were Microsemi Corporation, Lam Research, SERENA Software, and Novellus Systems.

Market Outlook: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts

Portfolio
Managers' Report                       PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies that we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies that are improving their business models through this downturn and have significant opportunities for improvement in profitability ahead of them.

                     Total Returns for the
                         Period Ended
                         June 30, 2001
                     ---------------------
                        Since Inception
                            5/8/01
                     ---------------------
Class S                     -4.62%
S&P 500 Index               -2.73

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP Growth Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in small and medium-sized companies which may be more susceptible to price swings and less liquid than larger companies. The Portfolio may invest in IPO's which may significantly impact performance.

                 See accompanying index descriptions on page 10.

                                                                       Portfolio
PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO                       Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP MidCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Managers feel have above average prospects for growth.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap 400 Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the period from inception (5/8/01) through June 30, 2001, the Portfolio's Class S shares declined 5.52% compared to a gain of 1.32% for the S&P Midcap 400 Index. The Portfolio's strategy of investing in growth stocks was out of favor for most of the first six months, although gains were made during the second quarter.

Portfolio Specifics: The Portfolio increased weightings in biotechnology, consumer, and semiconductor stocks during the first six months of the year. Currently, the most significant weights in the Portfolio are in the "Life Sciences Revolution" and the "Ubiquitous Semiconductor" investment themes. Among the individual stocks that contributed positively to performance during the period were Abercrombie & Fitch, Genzyme General, Cendant, and Intersil Corporation.

Market Outlook: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Portfolio
Managers' Report                       PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom-if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies that we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies that are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.


                              Total Returns for the
                                  Period Ended
                                  June 30, 2001
                              ---------------------
                                 Since Inception
                                     5/8/01
                              ---------------------
Class S                              -5.52%
S&P MidCap 400 Index                  1.32

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP MidCap Opportunities Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller medium-sized companies may entail greater price variability than investing in stocks of larger companies. The Portfolio may invest in IPO's which may significantly impact performance.

                 See accompanying index descriptions on page 10.

                                                                       Portfolio
PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO                     Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP SmallCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation by investing at least 65% of its total assets in the common stock of smaller lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the period from inception (5/8/01) through June 30, 2001, the Portfolio's Class S shares returned 1.42% compared to a gain of 4.51% for the Russell 2000 Index. The Portfolio's strategy of investing in growth stocks was out of favor for most of the first six months, although gains were made during the second quarter.

Portfolio Specifics: The Portfolio increased weightings in investment themes such as the "New Consumer" and the "Ubiquitous Semiconductor," and these sectors also had a positive impact on performance. Among the individual stocks that contributed positively to performance during the period were Microsemi Corporation, Brooks Automation, Lam Research, and Hot Topic.

Market Outlook: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts of the market, in particular technology, had priced in

Portfolio
Manager's Report                     PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies that we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies that are improving their business models through this downturn and have significant opportunities for improvement in profitability ahead of them.

                          Total Returns for the
                              Period Ended
                              June 30, 2001
                          ---------------------
                             Since Inception
                                 5/8/01
                          ---------------------
Class S                           1.42%
Russell 2000 Index                4.51

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP SmallCap Opportunities Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investment in equities. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies.

                 See accompanying index descriptions on page 10.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks.

The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small companies.

The NASDAQ Composite Index is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted.

The S&P MidCap 400 Index is an unmanaged index which measures performance of the mid-size company segment of the U.S. market.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

-------
Pilgrim
Funds
-------

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                            Pilgrim VP        Pilgrim VP      Pilgrim VP
                                           Pilgrim VP         Growth           MidCap          SmallCap
                                            MagnaCap       Opportunities    Opportunities    Opportunities
                                            Portfolio        Portfolio        Portfolio        Portfolio
                                          -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*       $   1,834,377    $   6,924,153    $   2,790,515    $ 111,208,327
Short-term securities at amortized cost       1,066,483          656,000          216,000        7,754,000
Cash                                                121              360                1              412
Receivables:
 Investment securities sold                     243,105          266,993          115,988          772,065
 Fund shares sold                                81,719        1,186,079           18,373          641,836
 Dividends and interest                           1,541              206              463            1,680
Prepaid expenses                                     36              142               55            1,558
Reimbursement due from manager                   12,001           21,270           14,897           83,287
                                          -------------    -------------    -------------    -------------
 Total assets                                 3,239,383        9,055,203        3,156,292      120,463,165
                                          -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities
 purchased                                      273,984          344,803           94,010        2,368,179
Payable for fund shares redeemed                  2,977          373,573            1,010          414,285
Payable to affiliates                             1,874            5,435            2,146           83,036
Other accrued expenses and liabilities           25,425            7,706           20,449           24,671
                                          -------------    -------------    -------------    -------------
 Total liabilities                              304,260          731,517          117,615        2,890,171
                                          -------------    -------------    -------------    -------------
NET ASSETS                                $   2,935,123    $   8,323,686    $   3,038,677    $ 117,572,994
                                          =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                           $   3,073,816    $  11,243,794    $   3,858,636    $ 123,076,264
Undistributed (overdistributed) net
 investment income                                4,800           (4,309)          (1,644)        (286,774)
Accumulated net realized loss on
 investments                                    (78,026)      (3,067,818)        (893,402)     (19,737,302)
Net unrealized appreciation
 (depreciation) of investments                  (65,467)         152,019           75,087       14,520,806
                                          -------------    -------------    -------------    -------------
NET ASSETS                                $   2,935,123    $   8,323,686    $   3,038,677    $ 117,572,994
                                          =============    =============    =============    =============
*Cost of securities                       $   1,899,844    $   6,772,134    $   2,715,428    $  96,687,521
Class R:
Net assets                                $   1,781,564    $   6,620,396    $   2,859,273    $ 114,874,411
Shares authorized                             unlimited        unlimited        unlimited        unlimited
Par value                                 $        0.01    $        0.01    $        0.01    $        0.01
Shares outstanding                              190,626        1,006,222          417,402        5,026,293
Net asset value and redemption price
 per share                                $        9.35    $        6.58    $        6.85    $       22.85
Class S:
Net assets                                $   1,153,559    $   1,703,290    $     179,404    $   2,698,583
Shares authorized                             unlimited        unlimited        unlimited        unlimited
Par value                                 $        0.01    $        0.01    $        0.01    $        0.01
Shares outstanding                              123,242          257,923           26,213          118,116
Net asset value and redemption price
 per share                                $        9.36    $        6.60    $        6.84    $       22.85

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------

                                                                                       Pilgrim VP
                                                        Pilgrim VP                 Growth Opportunities
                                                    MagnaCap Portfolio                  Portfolio
                                               ----------------------------    ----------------------------
                                                Six Months        Period        Six Months        Period
                                                  Ended           Ended           Ended           Ended
                                                 June 30,      December 31,      June 30,      December 31,
                                                   2001           2000(1)          2001           2000(2)
                                               ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax)*   $      9,347    $      3,892    $      7,283    $      6,815
 Interest                                             7,032           4,170          16,133          25,240
                                               ------------    ------------    ------------    ------------
  Total investment income                            16,379           8,062          23,416          32,055
                                               ------------    ------------    ------------    ------------
EXPENSES:
 Investment advisory fees                             5,937           3,420          23,683          17,042
 Shareholder service fees:
  Class S                                               179              --             231              --
 Administrative service fees                            791             348           3,158           2,385
 Accounting and custodian fees                       13,575          10,656          23,100          17,625
 Printing and postage                                 1,810             760           3,810           4,900
 Professional fees                                    2,172             603           2,172           1,361
 Trustee fees                                           271             300             271           4,500
 Miscellaneous expenses                                 363          11,035             364           1,681
                                               ------------    ------------    ------------    ------------
  Total expenses                                     25,098          27,122          56,789          49,494
 Less expenses reimbursed by investment
  advisor                                            17,831          24,050          28,185          29,113
                                               ------------    ------------    ------------    ------------
  Net expenses                                        7,267           3,072          28,604          20,381
                                               ------------    ------------    ------------    ------------
 Net investment income (loss)                         9,112           4,990          (5,188)         11,674
                                               ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) on investments            (50,194)        (27,832)     (1,915,542)     (1,152,276)
 Net change in unrealized appreciation
  (depreciation) of investments                     (82,907)         17,440          89,419          62,600
                                               ------------    ------------    ------------    ------------
 Net realized and unrealized loss from
  investments                                      (133,101)        (10,392)     (1,826,123)     (1,089,676)
                                               ------------    ------------    ------------    ------------
  NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $   (123,989)   $     (5,402)   $ (1,831,311)   $ (1,078,002)
                                               ============    ============    ============    ============
*Foreign withholding taxes                     $         22    $         10    $         --    $          1

                                                                                        Pilgrim VP
                                                        Pilgrim VP                       SmallCap
                                                   MidCap Opportunities                Opportunities
                                                         Portfolio                       Portfolio
                                               ----------------------------    ----------------------------
                                                Six Months        Period        Six Months        Year
                                                  Ended           Ended           Ended           Ended
                                                 June 30,      December 31,      June 30,      December 31,
                                                   2001           2000(3)          2001            2000
                                               ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax)*   $      2,997    $      1,788    $     61,101    $    227,004
 Interest                                             6,145           6,195         156,097         748,532
                                               ------------    ------------    ------------    ------------
  Total investment income                             9,142           7,983         217,198         975,536
                                               ------------    ------------    ------------    ------------
EXPENSES:
 Investment advisory fees                             8,877           4,593         419,412         874,430
 Shareholder service fees:
  Class S                                                45              --             893              --
 Administrative service fees                          1,183             559          55,922         116,972
 Accounting and custodian fees                       18,100          20,913          65,974          62,405
 Printing and postage                                 1,810           1,400          31,493          20,875
 Professional fees                                    2,172           1,244          28,729          43,577
 Trustee fees                                           271             100           5,362              --
 Miscellaneous expenses                                 364           6,642             613          25,895
                                               ------------    ------------    ------------    ------------
  Total expenses                                     32,822          35,451         608,398       1,144,154
 Less expenses reimbursed by investment
  advisor                                            22,134          29,939         104,426          95,063
                                               ------------    ------------    ------------    ------------
  Net expenses                                       10,688           5,512         503,972       1,049,091
                                               ------------    ------------    ------------    ------------
 Net investment income (loss)                        (1,546)          2,471        (286,774)        (73,555)
                                               ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) on investments           (627,410)       (265,992)    (10,951,918)      1,459,327
 Net change in unrealized appreciation
  (depreciation) of investments                       3,385          71,702      (8,211,834)     (5,862,326)
                                               ------------    ------------    ------------    ------------
 Net realized and unrealized loss from
  investments                                      (624,025)       (194,290)    (19,163,752)     (4,402,999)
                                               ------------    ------------    ------------    ------------
  NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $   (625,571)   $   (191,819)   $(19,450,526)   $ (4,476,554)
                                               ============    ============    ============    ============
*Foreign withholding taxes                     $         --    $         --    $         --    $        120

----------
(1)  Portfolio commenced operations on May 8, 2000.
(2)  Portfolio commenced operations on May 3, 2000.
(3)  Portfolio commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                        Pilgrim VP
                                                       Pilgrim VP                  Growth Opportunities
                                                   MagnaCap Portfolio                    Portfolio
                                             -----------------------------     ------------------------------
                                              Six Months         Period         Six Months         Period
                                                Ended             Ended           Ended             Ended
                                               June 30,        December 31,      June 30,        December 31,
                                                 2001             2000(1)          2001             2000(2)
                                             -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)                 $       9,112    $       4,990    $      (5,188)   $      11,674
Net realized gain (loss) on investments            (50,194)         (27,832)      (1,915,542)      (1,152,276)
Net change in unrealized appreciation
 (depreciation) of investments                     (82,907)          17,440           89,419           62,600
                                             -------------    -------------    -------------    -------------
 Net decrease in net assets resulting from
  operations                                      (123,989)          (5,402)      (1,831,311)      (1,078,002)
                                             -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class R                                            (4,614)          (4,689)              --          (10,795)
Net realized gains from investments
 Class R                                                --               --               --               --
                                             -------------    -------------    -------------    -------------
 Total distributions                                (4,614)          (4,689)              --          (10,795)
                                             -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 2,145,795        1,323,691        6,182,497        7,670,215
Net asset value of shares resulting from
 dividend reinvestments                              4,614            4,689               --           10,795
Cost of shares redeemed                           (204,201)        (200,771)      (2,164,301)        (455,412)
                                             -------------    -------------    -------------    -------------
 Net increase in net assets resulting from
  capital share transactions                     1,946,208        1,127,609        4,018,196        7,225,598
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets            1,817,605        1,117,518        2,186,885        6,136,801
                                             -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of period                              1,117,518               --        6,136,801               --
                                             -------------    -------------    -------------    -------------
End of period                                $   2,935,123    $   1,117,518    $   8,323,686    $   6,136,801
                                             =============    =============    =============    =============
Undistributed (overdistribtued) net
 investment income at end of period          $       4,800    $         301    $      (4,309)   $         879
                                             =============    =============    =============    =============

                                                       Pilgrim VP                        Pilgrim VP
                                                  MidCap Opportunities             SmallCap Opportunities
                                                       Portfolio                         Portfolio
                                             ------------------------------    ------------------------------
                                              Six Months         Period         Six Months          Year
                                                 Ended            Ended           Ended             Ended
                                               June 30,        December 31,      June 30,        December 31,
                                                 2001             2000(3)          2001              2000
                                             -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)                 $      (1,546)   $       2,471    $    (286,774)   $     (73,555)
Net realized gain (loss) on investments           (627,410)        (265,992)     (10,951,918)       1,459,327
Net change in unrealized appreciation
 (depreciation) of investments                       3,385           71,702       (8,211,834)      (5,862,326)
                                             -------------    -------------    -------------    -------------
 Net decrease in net assets resulting from
  operations                                      (625,571)        (191,819)     (19,450,526)      (4,476,554)
                                             -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class R                                              (381)          (2,188)              --               --
Net realized gains from investments
 Class R                                                --               --               --      (13,017,949)
                                             -------------    -------------    -------------    -------------
 Total distributions                                  (381)          (2,188)              --      (13,017,949)
                                             -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 2,389,042        2,330,810       29,795,565      123,698,339
Net asset value of shares resulting from
 dividend reinvestments                                381            2,188               --       13,017,949
Cost of shares redeemed                           (719,994)        (143,791)     (24,286,356)     (59,239,141)
                                             -------------    -------------    -------------    -------------
 Net increase in net assets resulting from
  capital share transactions                     1,669,429        2,189,207        5,509,209       77,477,147
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets            1,043,477        1,995,200      (13,941,317)      59,982,644
                                             -------------    -------------    -------------    -------------
NET ASSETS:
Beginning of period                              1,995,200               --      131,514,311       71,531,667
                                             -------------    -------------    -------------    -------------
End of period                                $   3,038,677    $   1,995,200    $ 117,572,994    $ 131,514,311
                                             =============    =============    =============    =============
Undistributed (overdistribtued) net
 investment income at end of period          $      (1,644)   $         283    $    (286,774)   $          --
                                             =============    =============    =============    =============

----------
(1)  Portfolio commenced operations on May 8, 2000.
(2)  Portfolio commenced operations on May 3, 2000.
(3)  Portfolio commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                             PILGRIM VP MAGNACAP PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                   Class S
                                                  ---------
                                                   Period
                                                    Ended
                                                   June 30,
                                                   2001(1)
                                                  ---------
Per Share Operating Performance:
 Net asset value, beginning of period        $       9.57
 Income from investment operations:
 Net investment income                       $       0.01
 Net realized and unrealized loss
 on investments                              $      (0.22)
 Total from investment operations            $      (0.21)
 Net asset value, end of period              $       9.36
 Total return(2)                             %      (2.20)
Ratios and supplemental data:
 Net assets, end of period (000s)            $      1,154
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                   %       1.15
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)           %       3.45
 Ratio of net investment income to average
 net assets after reimbursement(3)(4)        %       0.94
 Portfolio turnover                          %         75

----------
(1)  The Portfolio commenced offering of Class S shares on May 8, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO (UNAUDITED)                 Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                     Class S
                                                    ---------
                                                     Period
                                                      Ended
                                                     June 30,
                                                     2001(1)
                                                    ---------
Per Share Operating Performance:
 Net asset value, beginning of period          $       6.92
 Income from investment operations:
 Net investment income (loss)                  $         --
 Net realized and unrealized loss
 on investments                                $      (0.32)
 Total from investment operations              $      (0.32)
 Net asset value, end of period                $       6.60
 Total return(2)                               %      (4.62)

Ratios and supplemental data:
 Net assets, end of period (000s)              $      1,703
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                     %       1.15
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)             %       2.05
 Ratio of net investment loss to average net
 assets after reimbursement(3)(4)              %      (0.40)
 Portfolio turnover                            %        235

----------
(1)  The Portfolio commenced offering of Class S shares on May 8, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                 PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                               Class S
                                              ---------
                                               Period
                                                Ended
                                               June 30,
                                               2001(1)
                                              ---------
Per Share Operating Performance:
 Net asset value, beginning of period      $     7.24
 Income from investment operations:
 Net investment income                     $       --
 Net realized and unrealized loss
 on investments                            $    (0.40)
 Total from investment operations          $    (0.40)
 Net asset value, end of period            $     6.84
 Total return(2)                           %    (5.52)

Ratios and supplemental data:
 Net assets, end of period (000s)          $      179
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                 %     1.15
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)         %     3.02
 Ratio of net investment loss to average
 net assets after reimbursement(3)(4)      %    (0.37)
 Portfolio turnover                        %      224

----------
(1)  The Portfolio commenced offering of Class S shares on May 8, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)               Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                 Class S
                                                ---------
                                                 Period
                                                  Ended
                                                 June 30,
                                                 2001(1)
                                                ---------
Per Share Operating Performance:
 Net asset value, beginning of period      $      22.52
 Income from investment operations:
 Net investment loss                       $      (0.03)
 Net realized and unrealized gain
 on investments                            $       0.36
 Total from investment operations          $       0.33
 Net asset value, end of period            $      22.85
 Total return(2)                           %       1.42

Ratios and supplemental data:
 Net assets, end of period (000s)          $      2,699
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                 %       1.15
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)         %       1.34
 Ratio of net investment loss to average
 net assets after reimbursement(3)(4)      %      (0.76)
 Portfolio turnover                        %        118

----------
(1)  The Portfolio commenced offering of Class S shares on May 8, 2001.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Variable Products Trust ("Trust") is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The names of the four investment series which offer Class S shares and their respective investment objectives are set forth below.

Pilgrim VP MagnaCap Portfolio ("MagnaCap Portfolio") is a diversified portfolio whose investment objective is growth of capital through investments in common stock of companies that have paid increasing dividends or have had the capability to pay rising dividends from their operations, with dividend income as a second consideration.

Pilgrim VP Growth Opportunities Portfolio ("Growth Opportunities Portfolio") is a diversified portfolio which seeks long-term growth of capital through investments in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Pilgrim VP MidCap Opportunities Portfolio ("MidCap Opportunities Portfolio") is a diversified portfolio which seeks long-term capital appreciation through investments in common stock of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth.

Pilgrim VP SmallCap Opportunities Portfolio ("SmallCap Opportunities Portfolio", formerly Emerging Growth Portfolio) is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in small to mid-sized companies that are believed to have above average prospects for growth.

Each Portfolio offers Class R and Class S shares. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

On October 29, 1999, ReliaStar Financial Corp. ("ReliaStar"), the indirect parent company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc. Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc. on April 30, 2000.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC.

Security Valuation. Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of

--------------------------------------------------------------------------------

comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees of the Trust determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Portfolios are maintained in U.S. dollars.

Management's Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity based on the scientific method. Dividend income is recorded on the ex-dividend date.

Distribution to Shareholders. Dividends from net investment income are declared and paid quarterly by the MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and the SmallCap Opportunities Porfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

Foreign Currency. Investments in securities, foreign currency holdings, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at each days current exchange rate. Translation gains or losses due to changes in exchange rates and realized gains or losses from the sale of foreign currencies, and settlement of forward foreign currency contracts and other foreign denominated receivables and payables are translated at the rates of exchange prevailing on the respective dates of such transactions. Such translation gains are not isolated on the accompanying statements of operations.

Foreign Currency Forward Contracts. The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options. The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the

--------------------------------------------------------------------------------

current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Portfolio's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. At June 30, 2001, none of the Portfolios had any open options.

Futures Contracts. The Portfolios may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. At June 30, 2001, none of the Portfolios had any open futures contracts.

Repurchase Agreements. The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

Federal Income Taxes. The Trust intends to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

NOTE 2 -- INVESTMENT ADVISORY, ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

ING Pilgrim Investments, LLC (the "Adviser") serves as each Portfolio's investment adviser. The Adviser

--------------------------------------------------------------------------------

receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from each Portfolio. ING Pilgrim Group, LLC (the "Administrator") serves as each Portfolio's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets.

For Class R shares, the Adviser has voluntarily agreed to limit the expenses of the MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio to 0.90% of the average daily net assets.

For Class S shares, the Adviser has voluntarily agreed to limit the expenses of the MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio to 1.15% of the average daily net assets.

Class S shares of each Portfolio are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries for providing services to shareholders of Class S shares.

At June 30, 2001, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                                                        Accrued
                          Accrued       Accrued       Shareholder
                          Advisory   Administrative     Service
                            Fee           Fee             Fee        Total
                          -------       -------         -------     -------
MagnaCap Portfolio        $ 1,496       $   199         $   179     $ 1,874
Growth Opportunities
  Portfolio                 4,592           612             231       5,435
MidCap Opportunities
  Portfolio                 1,854           247              45       2,146
SmallCap Opportunities
  Portfolio                72,479         9,664             893      83,036

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds of sales of investments (excluding short-term investments) for the six months ended June 30, 2001 were as follows:

                                        Growth         MidCap        SmallCap
                        MagnaCap     Opportunities  Opportunities  Opportunities
                        Portfolio      Portfolio      Portfolio     Portfolio
                      ------------   ------------   ------------   ------------
Aggregate purchases   $  1,931,631   $ 16,977,715   $  6,589,033   $143,065,139
Aggregate sales       $  1,004,786   $ 13,523,819   $  4,853,781   $127,540,200

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                              Class R                     Class S
                                                ---------------------------------      ------------
                                                Six Months Ended     Period Ended      Period Ended
                                                    June 30,         December 31,        June 30,
                                                      2001              2000(1)          2001(2)
                                                   -----------       -----------       -----------
MagnaCap Portfolio
 (Number of Shares)
Shares sold                                            101,219           129,967           123,585
Shares issued as reinvestment of dividends                 504               466                --
Shares redeemed                                        (21,632)          (19,898)             (343)
                                                   -----------       -----------       -----------
Net increase in shares outstanding                      80,091           110,535           123,242
                                                   ===========       ===========       ===========
MagnaCap Portfolio ($)
Shares sold                                        $   976,085       $ 1,323,691       $ 1,169,709
Shares issued as reinvestment of dividends               4,614             4,689                --
Shares redeemed                                       (200,977)         (200,771)           (3,224)
                                                   -----------       -----------       -----------
Net increase                                       $   779,722       $ 1,127,609       $ 1,166,485
                                                   ===========       ===========       ===========

----------
(1)  Portfolio commenced operations on May 8, 2000.
(2)  Class S commenced offering of shares on May 8, 2001.

--------------------------------------------------------------------------------

                                                            Class R                   Class S
                                              --------------------------------     ------------
                                              Six Months Ended    Period Ended     Period Ended
                                                  June 30,        December 31,       June 30,
                                                    2001            2000(1)           2001(2)
                                                -----------       -----------       -----------
Growth Opportunities Portfolio
 (Number of Shares)
Shares sold                                         528,907           733,345           333,392
Shares issued as reinvestment of dividends               --             1,049                --
Shares redeemed                                    (210,365)          (46,714)          (75,469)
                                                -----------       -----------       -----------
Net increase in shares outstanding                  318,542           687,680           257,923
                                                ===========       ===========       ===========
Growth Opportunities Portfolio ($)
Shares sold                                     $ 3,953,037       $ 7,670,215       $ 2,229,460
Shares issued as reinvestment of dividends               --            10,795                --
Shares redeemed                                  (1,657,544)         (455,412)         (506,757)
                                                -----------       -----------       -----------
Net increase                                    $ 2,295,493       $ 7,225,598       $ 1,722,703
                                                ===========       ===========       ===========

----------
(1)  Portfolio commenced operations on May 3, 2000.
(2)  Class S commenced offering of shares on May 8, 2001.

                                                            Class R                   Class S
                                              --------------------------------     ------------
                                              Six Months Ended    Period Ended     Period Ended
                                                  June 30,        December 31,       June 30,
                                                    2001            2000(1)           2001(2)
                                                -----------       -----------       -----------
MidCap Opportunities Portfolio
 (Number of Shares)
Shares sold                                         289,660           235,198            31,831
Shares issued as reinvestment of dividends               59               231                --
Shares redeemed                                     (92,665)          (15,081)           (5,618)
                                                -----------       -----------       -----------
Net increase in shares outstanding                  197,054           220,348            26,213
                                                ===========       ===========       ===========
MidCap Opportunities Portfolio ($)
Shares sold                                     $ 2,158,224       $ 2,330,810       $   230,818
Shares issued as reinvestment of dividends              381             2,188                --
Shares redeemed                                    (682,281)         (143,791)          (37,713)
                                                -----------       -----------       -----------
Net increase                                    $ 1,476,324       $ 2,189,207       $   193,105
                                                ===========       ===========       ===========

----------
(1)  Portfolio commenced operations on May 5, 2000.
(2)  Class S commenced offering of shares on May 8, 2001.

                                                            Class R                        Class S
                                               ----------------------------------       -------------
                                               Six Months Ended      Year Ended         Period Ended
                                                   June 30,         December 31,           June 30,
                                                     2001               2000               2001(1)
                                                -------------       -------------       -------------
SmallCap Opportunities Portfolio
 (Number of Shares)
Shares sold                                         1,062,017           3,873,691             245,698
Shares issued as reinvestment of dividends                 --             454,534                  --
Shares redeemed                                      (955,022)         (1,855,553)           (127,582)
                                                -------------       -------------       -------------
Net increase in shares outstanding                    106,995           2,472,672             118,116
                                                =============       =============       =============
SmallCap Opportunities Portfolio ($)
Shares sold                                     $  24,128,410       $ 123,698,339       $   5,667,155
Shares issued as reinvestment of dividends                 --          13,017,949                  --
Shares redeemed                                   (21,495,715)        (59,239,141)         (2,790,641)
                                                -------------       -------------       -------------
Net increase                                    $   2,632,695       $  77,477,147       $   2,876,514
                                                =============       =============       =============

----------
(1)  Class S commenced offering of shares on May 8, 2001.

--------------------------------------------------------------------------------

NOTE 5 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

Capital loss carryforwards available for federal income tax purposes as of December 31, 2000 were as follows:

                               Amount         Expiration Date
                             ----------       ---------------
MagnaCap Portfolio           $   27,832         2008 to 2009
Growth Opportunities
  Portfolio                  $1,020,575         2008 to 2009
MidCap Opportunities
  Portfolio                  $  254,270         2008 to 2009
SmallCap Opportunities
  Portfolio                  $8,734,972             2009

To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to Shareholders.

NOTE 6 -- SECURITY LOANS

Each Portfolio may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Portfolios may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Portfolios also continue to earn income on the securities loaned. At June 30, 2001, the Portfolios did not have any securities on loan.

Pilgrim VP
MagnaCap
Portfolio

            PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         ------------
COMMON STOCK: 62.50%
                    Aerospace/Defense: 1.00%
       400          United Technologies Corp.                      $     29,304
                                                                   ------------
                                                                         29,304
                                                                   ------------
                    Banks: 1.03%
       200          Comerica, Inc.                                       11,520
       400          Wells Fargo & Co.                                    18,572
                                                                   ------------
                                                                         30,092
                                                                   ------------
                    Beverages: 0.53%
       350          Pepsico, Inc.                                        15,470
                                                                   ------------
                                                                         15,470
                                                                   ------------
                    Chemicals: 2.84%
       900          Air Products & Chemicals, Inc.                       41,175
       800          PPG Industries, Inc.                                 42,056
                                                                   ------------
                                                                         83,231
                                                                   ------------
                    Computers: 5.76%
     2,300          Compaq Computer Corp.                                35,627
     1,400    @     Dell Computer Corp.                                  36,610
     1,000    @     EMC Corp. -- Mass.                                   29,050
       600          International Business Machines Corp.                67,800
                                                                   ------------
                                                                        169,087
                                                                   ------------
                    Cosmetics/Personal Care: 0.95%
       500          Kimberly-Clark Corp.                                 27,950
                                                                   ------------
                                                                         27,950
                                                                   ------------
                    Diversified Financial Services: 3.63%
        90          Alliance Capital Management Holding LP                4,775
       150          Fannie Mae                                           12,773
       800          Franklin Resources, Inc.                             36,616
       750          Freddie Mac                                          52,500
                                                                   ------------
                                                                        106,664
                                                                   ------------
                    Electric: 4.01%
     1,100          Duke Energy Corp.                                    42,911
       800          Entergy Corp.                                        30,711
        99    @     Mirant Corp.                                          3,406
     1,750          The Southern Co.                                     40,688
                                                                   ------------
                                                                        117,716
                                                                   ------------
                    Electronics: 0.84%
     1,350    @     Solectron Corp.                                      24,705
                                                                   ------------
                                                                         24,705
                                                                   ------------
                    Food: 0.97%
     1,500          Sara Lee Corp.                                       28,410
                                                                   ------------
                                                                         28,410
                                                                   ------------
                    Healthcare -- Services: 0.64%
       200    @     Wellpoint Health Networks                            18,848
                                                                   ------------
                                                                         18,848
                                                                   ------------
                    Household Products/Wares: 2.09%
       450          Avery Dennison Corp.                                 22,973
     1,000          Fortune Brands, Inc.                                 38,360
                                                                   ------------
                                                                         61,333
                                                                   ------------
                    Insurance: 4.52%
       200          American General Corp.                                9,290
     1,000          Jefferson-Pilot Corp.                                48,320
       400          Loews Corp.                                          25,772
       200          Marsh & McLennan Cos.                                20,200
     1,000          Old Republic Intl. Corp.                             29,000
                                                                   ------------
                                                                        132,582
                                                                   ------------
                    Leisure Time: 1.36%
     1,300          Carnival Corp.                                       39,910
                                                                   ------------
                                                                         39,910
                                                                   ------------
                    Mining: 3.49%
       800   @@     Alcan, Inc.                                          33,616
     1,750          Alcoa, Inc.                                          68,950
                                                                   ------------
                                                                        102,566
                                                                   ------------
                    Miscellaneous Manufacturing: 5.38%
       500          Danaher Corp.                                        28,000
       600          Eastman Kodak Co.                                    28,008
     1,300          Honeywell Intl., Inc.                                45,487
       300          Minnesota Mining & Manufacturing Co.                 34,230
       410   @@     Tyco Intl. Ltd.                                      22,345
                                                                   ------------
                                                                        158,070
                                                                   ------------
                    Oil & Gas: 2.18%
       700          Conoco, Inc.                                         20,230
       500          Exxon Mobil Corp.                                    43,675
                                                                   ------------
                                                                         63,905
                                                                   ------------
                    Oil & Gas Services: 1.76%
     1,450          Halliburton Co.                                      51,620
                                                                   ------------
                                                                         51,620
                                                                   ------------
                    Retail: 5.27%
       800          May Department Stores Co.                            27,408
     1,200          McDonald's Corp.                                     32,472
     1,000          RadioShack Corp.                                     30,500
     1,000          Sears, Roebuck And Co.                               42,310
       500    @     Tricon Global Restaurants, Inc.                      21,950
                                                                   ------------
                                                                        154,640
                                                                   ------------
                    Savings & Loans: 0.22%
       100          Golden West Financial Corp.                           6,424
                                                                   ------------
                                                                          6,424
                                                                   ------------
                    Semiconductors: 1.82%
     1,300    @     Advanced Micro Devices                               37,544
       500          Texas Instruments, Inc.                              15,750
                                                                   ------------
                                                                         53,294
                                                                   ------------
                    Software: 4.82%
     1,900          Computer Associates Intl., Inc.                      68,400
     1,000    @     Microsoft Corp.                                      73,000
                                                                   ------------
                                                                        141,400
                                                                   ------------
                    Telecommunications: 5.06%
       500          Alltel Corp.                                         30,630
       300    @     Cisco Systems, Inc.                                   5,460
     1,250          SBC Communications, Inc.                             50,075
     1,400          Sprint Corp.                                         29,904
       800    @     Tellabs, Inc.                                        15,504
        46          WorldCom, Inc. -- MCI Group                             741
     1,150    @     WorldCom, Inc.-WorldCom Group                        16,330
                                                                   ------------
                                                                        148,644
                                                                   ------------
                    Tobacco: 2.33%
     1,350          Philip Morris Cos., Inc.                             68,512
                                                                   ------------
                                                                         68,512
                                                                   ------------
                    Total Common Stock (Cost $1,899,844)              1,834,377
                                                                   ------------

               See Accompanying Notes to Financial Statements

Pilgrim VP
MagnaCap
Portfolio

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                Value
----------                                                         ------------
SHORT-TERM INVESTMENTS: 36.33%
                    U.S Treasury Obligations: 16.95%
$  500,000          U.S. Treasury Bond 3.420%, due 08/23/01        $    497,483
                                                                   ------------
                    Repurchase Agreement: 19.38%
   569,000          State Street Repurchase Agreement, 3.900%,
                      due 07/02/01, (Collateralized by $560,000
                      U.S. Treasury Notes, 6.375%, Due 01/31/02,
                      Market Value $583,094)                            569,000
                                                                   ------------
                    Total Short-Term Investments
                      (Cost $1,066,483)                               1,066,483
                                                                   ------------
                    Total Investments in Securities
                      (Cost $ 2,966,327)*                 98.83%   $  2,900,860
                    Other Assets and Liabilities-Net       1.17%         34,263
                                                         ------    ------------
                    Net Assets                           100.00%   $  2,935,123
                                                         ======    ============

----------
@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                    Gross Unrealized Appreciation                  $     69,795
                    Gross Unrealized Depreciation                      (135,262)
                                                                   ------------
                    Net Unrealized Depreciation                    $    (65,467)
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio

            PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                              Value
----------                                                         ------------
COMMON STOCK: 83.19%
                    Advertising: 0.95%
     1,800    @     Lamar Advertising Co.                          $     79,200
                                                                   ------------
                                                                         79,200
                                                                   ------------
                    Apparel: 2.56%
     3,000    @     Coach, Inc.                                         114,150
     1,600    @     Columbia Sportswear Co.                              81,584
       400    @     Jones Apparel Group, Inc.                            17,280
                                                                   ------------
                                                                        213,014
                                                                   ------------
                    Biotechnology: 5.43%
       400    @     Digene Corp.                                         16,320
     1,400    @     Enzon, Inc.                                          87,500
     1,500    @     Human Genome Sciences, Inc.                          90,375
     1,600    @     IDEC Pharmaceuticals Corp.                          108,304
     1,200    @     Invitrogen Corp.                                     86,160
     1,000    @     Myriad Genetics, Inc.                                63,320
                                                                   ------------
                                                                        451,979
                                                                   ------------
                    Commercial Services: 3.37%
     3,600    @     Cendant Corp.                                        70,200
     1,900    @     Concord EFS, Inc.                                    98,819
       500          Paychex, Inc.                                        20,000
     3,000    @     Pharmaceutical Product Development                   91,530
                                                                   ------------
                                                                        280,549
                                                                   ------------
                    Computers: 2.24%
     1,000          International Business Machines Corp.               113,000
     1,100    @     Veritas Software Corp.                               73,183
                                                                   ------------
                                                                        186,183
                                                                   ------------
                    Diversified Financial Services: 2.15%
       720          Citigroup, Inc.                                      38,045
       800          Fannie Mae                                           68,120
     3,900    @     Instinet Group, Inc.                                 72,696
                                                                   ------------
                                                                        178,861
                                                                   ------------
                    Electronics: 1.21%
     2,300    @     FEI Co.                                              94,300
       200    @     Varian, Inc.                                          6,460
                                                                   ------------
                                                                        100,760
                                                                   ------------
                    Food: 0.85%
     2,600    @     Whole Foods Market, Inc.                             70,460
                                                                   ------------
                                                                         70,460
                                                                   ------------
                    Healthcare -- Products: 4.71%
     4,300    @     Boston Scientific Corp.                              73,100
     2,700    @     Cytyc Corp.                                          62,235
     1,300  @,@@    ESC Medical Systems Ltd.                             37,505
     1,400    @     Henry Schein, Inc.                                   56,084
     1,100    @     ResMed, Inc.                                         55,605
     1,500    @     Varian Medical Systems, Inc.                        107,250
                                                                   ------------
                                                                        391,779
                                                                   ------------
                    Healthcare -- Services: 4.33%
     1,000    @     Laboratory Corp. of America Holdings                 76,900
     1,800    @     Pediatrix Medical Group, Inc.                        59,760
     1,200    @     Quest Diagnostics, Inc.                              89,820
     1,200    @     Rightchoice Managed Care, Inc.                       53,280
     3,200    @     Unilab Corp.                                         80,640
                                                                   ------------
                                                                        360,400
                                                                   ------------
                    Home Furnishings: 0.37%
     1,100    @     Furniture Brands Intl., Inc.                         30,800
                                                                   ------------
                                                                         30,800
                                                                   ------------
                    Internet: 2.27%
     1,800    @     eBay, Inc.                                          123,282
        17    @     Infospace, Inc.                                          65
     1,100    @     TMP Worldwide, Inc.                                  66,000
                                                                   ------------
                                                                        189,347
                                                                   ------------
                    Machinery -- Diversified: 2.02%
     1,300    @     Brooks Automation, Inc.                              59,930
     1,900    @     Global Power Equipment Group, Inc.                   55,670
     1,600          Stewart & Stevenson Services                         52,800
                                                                   ------------
                                                                        168,400
                                                                   ------------
                    Oil & Gas: 1.91%
     3,000    @     Pride International, Inc.                            57,000
       800    @     Spinnaker Exploration Co.                            31,888
     1,700          Transocean Sedco Forex, Inc.                         70,125
                                                                   ------------
                                                                        159,013
                                                                   ------------
                    Oil & Gas Services: 4.19%
     2,200          Baker Hughes, Inc.                                   73,700
     1,800    @     FMC Technologies, Inc.                               37,170
     3,300    @     Grant Prideco, Inc.                                  57,717
     1,000    @     National--Oilwell, Inc.                              26,800
     2,200    @     Veritas DGC, Inc.                                    61,050
     1,100    @     Weatherford Intl., Inc.                              52,800
     2,100    @     W-H Energy Services, Inc.                            39,900
                                                                   ------------
                                                                        349,137
                                                                   ------------
                    Pharmaceuticals: 7.78%
     1,800    @     Abgenix, Inc.                                        81,000
     3,300    @     Celgene Corp.                                        95,205
     1,100    @     Cephalon, Inc.                                       77,550
     1,100    @     CV Therapeutics, Inc.                                62,700
     1,600    @     Gilead Sciences, Inc.                                93,104
     1,600    @     ImClone Systems                                      84,480
     2,000    @     IVAX Corp.                                           78,000
     1,400    @     King Pharmaceuticals, Inc.                           75,250
                                                                   ------------
                                                                        647,289
                                                                   ------------
                    Pipelines: 0.59%
     2,000    @     Aquila, Inc.                                         49,300
                                                                   ------------
                                                                         49,300
                                                                   ------------
                    Retail: 9.72%
     2,900    @     Abercrombie & Fitch Co.                             129,050
     3,600    @     American Eagle Outfitters                           126,864
     1,000    @     AnnTaylor Stores Corp.                               35,800
       900    @     Bebe Stores, Inc.                                    26,244
     1,100    @     BJ's Wholesale Club, Inc.                            58,586
     2,600    @     Costco Wholesale Corp.                              106,808
     3,600          The Gap, Inc.                                       104,400
     1,300          Lowe's Cos.                                          94,315
     1,600          Tiffany & Co.                                        57,952
     2,000    @     Wet Seal, Inc.                                       69,220
                                                                   ------------
                                                                        809,239
                                                                   ------------
                    Savings & Loans: 0.68%
     1,500          Washington Mutual, Inc.                              56,325
                                                                   ------------
                                                                         56,325
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                              Value
----------                                                         ------------
                    Semiconductors: 13.63%
     1,300    @     Altera Corp.                                   $     37,700
       800    @     Analog Devices, Inc.                                 34,600
     1,800    @     Intersil Corp.                                       65,520
     2,100    @     KLA--Tencor Corp.                                   122,787
     4,500    @     Lam Research Corp.                                  133,425
     2,500    @     LTX Corp.                                            63,900
     1,100    @     Microchip Technology, Inc.                           36,773
     2,200    @     Microsemi Corp.                                     156,200
     2,200    @     Novellus Systems, Inc.                              124,938
     1,300    @     Nvidia Corp.                                        120,575
     1,200    @     QLogic Corp.                                         77,340
     1,500    @     Rudolph Technologies, Inc.                           70,500
     2,400    @     Simplex Solutions, Inc.                              56,880
       800    @     Xilinx, Inc.                                         32,992
                                                                   ------------
                                                                      1,134,130
                                                                   ------------
                    Software: 9.67%
     1,500    @     BEA Systems, Inc.                                    46,065
     2,100    @     Citrix Systems, Inc.                                 73,290
     1,900    @     CSG Systems Intl.                                   107,844
     1,500    @     HNC Software                                         29,250
     2,000    @     Manugistics Group, Inc.                              50,200
     2,000    @     Microsoft Corp.                                     146,000
     2,900    @     Peregrine Systems, Inc.                              84,100
     2,000    @     Pixar, Inc.                                          81,600
     3,200    @     SERENA Software, Inc.                               116,288
     1,500    @     Siebel Systems, Inc.                                 70,350
                                                                   ------------
                                                                        804,987
                                                                   ------------
                    Telecommunications: 2.56%
     1,200    @     CIENA Corp.                                          45,600
     1,200    @     Emulex Corp.                                         48,480
       900   @@     Nortel Networks Corp.                                 8,181
     2,500    @     Tellium, Inc.                                        45,500
     2,800    @     UTStarcom, Inc.                                      65,240
                                                                   ------------
                                                                        213,001
                                                                   ------------
                    Total Common Stock (Cost $6,772,134)              6,924,153
                                                                   ------------

Principal
 Amount                                                               Value
----------                                                         ------------
SHORT-TERM INVESTMENTS: 7.88%
                    Repurchase Agreement: 7.88%
$  656,000          State Street Repurchase Agreement, 3.900%,
                      due 07/02/01, (Collateralized by $630,000
                      U.S. Treasury Bonds, 6.250%, Due 08/15/23,
                      Market Value $670,950)                       $    656,000
                                                                   ------------
                    Total Short-Term Investments (Cost $656,000)        656,000
                                                                   ------------
                    Total Investments in Securities
                      (Cost $7,428,134)*                  91.07%   $  7,580,153
                    Other Assets and Liabilities-Net       8.93%        743,533
                                                         ------    ------------
                    Net Assets                           100.00%   $  8,323,686
                                                         ======    ============

----------
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                  $    488,364
                    Gross Unrealized Depreciation                      (336,345)
                                                                   ------------
                    Net Unrealized Appreciation                    $    152,019
                                                                   ============
@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio

            PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                              Value
----------                                                         ------------
COMMON STOCK: 91.83%
                    Advertising: 1.16%
       800    @     Lamar Advertising Co.                          $     35,200
                                                                   ------------
                                                                         35,200
                                                                   ------------
                    Agriculture: 0.97%
       800          Monsanto Co.                                         29,600
                                                                   ------------
                                                                         29,600
                                                                   ------------
                    Biotechnology: 4.91%
       800    @     Genzyme Corp.-- General Division                     48,800
       300    @     Human Genome Sciences, Inc.                          18,075
       900    @     IDEC Pharmaceuticals Corp.                           60,921
       100    @     Invitrogen Corp.                                      7,180
       400    @     Millennium Pharmaceuticals                           14,232
                                                                   ------------
                                                                        149,208
                                                                   ------------
                    Commercial Services: 6.24%
     1,500    @     Caremark Rx, Inc.                                    24,675
     2,200    @     Cendant Corp.                                        42,900
       900    @     Concord EFS, Inc.                                    46,809
     1,800    @     Quintiles Transnational Corp.                        45,450
       700    @     University of Phoenix Online                         29,750
                                                                   ------------
                                                                        189,584
                                                                   ------------
                    Computers: 0.30%
       300    @     Sungard Data Systems, Inc.                            9,003
                                                                   ------------
                                                                          9,003
                                                                   ------------
                    Diversified Financial Services: 3.66%
       600    @     AmeriCredit Corp.                                    31,170
     1,300          Heller Financial, Inc.                               52,000
     1,500    @     Instinet Group, Inc.                                 27,960
                                                                   ------------
                                                                        111,130
                                                                   ------------
                    Electric: 0.39%
       500    @     Orion Power Holdings, Inc.                           11,905
                                                                   ------------
                                                                         11,905
                                                                   ------------
                    Entertainment: 1.45%
       700    @     International Game Technology                        43,925
                                                                   ------------
                                                                         43,925
                                                                   ------------
                    Healthcare--Products: 2.99%
     1,200    @     Boston Scientific Corp.                              20,400
     1,200    @     Cytyc Corp.                                          27,660
       600    @     Varian Medical Systems, Inc.                         42,900
                                                                   ------------
                                                                         90,960
                                                                   ------------
                    Healthcare--Services: 2.02%
       800    @     Laboratory Corp. of America Holdings                 61,520
                                                                   ------------
                                                                         61,520
                                                                   ------------
                    Insurance: 1.86%
     1,400          Radian Group, Inc.                                   56,630
                                                                   ------------
                                                                         56,630
                                                                   ------------
                    Internet: 1.78%
       900    @     TMP Worldwide, Inc.                                  54,000
                                                                   ------------
                                                                         54,000
                                                                   ------------
                    Lodging: 0.93%
       800    @     Harrah's Entertainment, Inc.                         28,240
                                                                   ------------
                                                                         28,240
                                                                   ------------
                    Media: 1.70%
     1,400    @     Westwood One, Inc.                                   51,590
                                                                   ------------
                                                                         51,590
                                                                   ------------
                    Metal Fabricate/Hardware: 1.85%
     1,400    @     The Shaw Group, Inc.                                 56,140
                                                                   ------------
                                                                         56,140
                                                                   ------------
                    Office/Business Equipment: 0.47%
     1,500          Xerox Corp.                                          14,355
                                                                   ------------
                                                                         14,355
                                                                   ------------
                    Oil & Gas: 0.48%
       500   @@     Santa Fe Intl. Corp.                                 14,500
                                                                   ------------
                                                                         14,500
                                                                   ------------
                    Oil & Gas Services: 3.93%
       200    @     Cooper Cameron Corp.                                 11,160
       900    @     Grant Prideco, Inc.                                  15,741
       500    @     National--Oilwell, Inc.                              13,400
       400          Tidewater, Inc.                                      15,080
       600    @     Varco Intl., Inc.                                    11,166
     1,100    @     Weatherford Intl., Inc.                              52,800
                                                                   ------------
                                                                        119,347
                                                                   ------------
                    Pharmaceuticals: 12.98%
     1,000    @     Abgenix, Inc.                                        45,000
     1,000    @     Alkermes, Inc.                                       35,100
     1,100    @     Celgene Corp.                                        31,735
       600    @     Cephalon, Inc.                                       42,300
       900    @     Gilead Sciences, Inc.                                52,371
       600    @     ImClone Systems                                      31,680
     1,400    @     IVAX Corp.                                           54,600
     1,100    @     King Pharmaceuticals, Inc.                           59,125
       900    @     Medimmune, Inc.                                      42,480
                                                                   ------------
                                                                        394,391
                                                                   ------------
                    Pipelines: 0.49%
       600    @     Aquila, Inc.                                         14,790
                                                                   ------------
                                                                         14,790
                                                                   ------------
                    Retail: 11.72%
     1,500    @     Abercrombie & Fitch Co.                              66,750
     1,100    @     American Eagle Outfitters                            38,764
       400    @     AnnTaylor Stores Corp.                               14,320
       400    @     Bebe Stores, Inc.                                    11,664
       700    @     Best Buy Co., Inc.                                   44,464
       700    @     BJ's Wholesale Club, Inc.                            37,282
     1,200    @     Dollar Tree Stores, Inc.                             33,408
     2,200    @     Rite Aid Corp.                                       19,800
       900          Tiffany & Co.                                        32,598
       700          TJX Cos., Inc.                                       22,309
       900    @     Williams--Sonoma, Inc.                               34,938
                                                                   ------------
                                                                        356,297
                                                                   ------------
                    Semiconductors: 14.40%
       300    @     Analog Devices, Inc.                                 12,975
     1,400    @     Intersil Corp.                                       50,960
     1,100    @     KLA--Tencor Corp.                                    64,317
     2,000    @     Lam Research Corp.                                   59,300
     1,600    @     LSI Logic Corp.                                      30,080
       500    @     Microchip Technology, Inc.                           16,715
     1,000    @     Novellus Systems, Inc.                               56,790
       600    @     Nvidia Corp.                                         55,650
       500    @     QLogic Corp.                                         32,225
     1,400    @     Teradyne, Inc.                                       46,340
       300    @     Xilinx, Inc.                                         12,372
                                                                   ------------
                                                                        437,724
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
----------                                                         ------------
                    Software: 6.83%
     1,100    @     Citrix Systems, Inc.                           $     38,390
       800    @     CSG Systems Intl.                                    45,408
     1,100    @     Manugistics Group, Inc.                              27,610
       200    @     Micromuse, Inc.                                       5,598
     2,000    @     Peregrine Systems, Inc.                              58,000
       800    @     Pixar, Inc.                                          32,640
                                                                   ------------
                                                                        207,646
                                                                   ------------
                    Telecommunications: 6.94%
       600    @     Emulex Corp.                                         24,240
     1,500    @     Foundry Networks, Inc.                               29,970
     2,300    @     RF Micro Devices, Inc.                               62,031
     1,300  @,@@    Tycom Ltd.                                           22,360
     3,100    @     UTStarcom, Inc.                                      72,230
                                                                   ------------
                                                                        210,831
                                                                   ------------
                    Transportation: 1.38%
       700          Expeditors Intl. Washington Inc.                     41,999
                                                                   ------------
                                                                         41,999
                                                                   ------------
                    Total Common Stock (Cost $2,715,428)              2,790,515
                                                                   ------------

Principal
 Amount                                                                Value
----------                                                         ------------
SHORT-TERM INVESTMENTS: 7.11%
                    Repurchase Agreement: 7.11%
$  216,000          State Street Repurchase Agreement, 3.900%,
                      due 07/02/01, (Collateralized by $216,000
                      U.S. Treasury Notes, 6.625%, Due 05/15/07,
                      Market Value $221,908)                       $    216,000
                                                                   ------------
                    Total Short-Term Investments (Cost $216,000)        216,000
                                                                   ------------
                    Total Investments in Securities
                      (Cost $2,931,428)*                  98.94%   $  3,006,515
                    Other Assets and Liabilities-Net       1.06%         32,162
                                                         ------    ------------
                    Net Assets                           100.00%   $  3,038,677
                                                         ======    ============

----------
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                  $    174,772
                    Gross Unrealized Depreciation                       (99,685)
                                                                   ------------
                    Net Unrealized Appreciation                    $     75,087
                                                                   ============

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio

            PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                              Value
----------                                                         ------------
  COMMON STOCK: 94.59%
                    Advertising: 0.87%
    39,000    @     Getty Images, Inc.                             $  1,024,140
                                                                   ------------
                                                                      1,024,140
                                                                   ------------
                    Apparel: 2.35%
    37,737    @     Coach, Inc.                                       1,435,893
    26,050    @     Columbia Sportswear Co.                           1,328,290
                                                                   ------------
                                                                      2,764,183
                                                                   ------------
                    Banks: 0.31%
     7,900          TCF Financial Corp.                                 365,849
                                                                   ------------
                                                                        365,849
                                                                   ------------
                    Biotechnology: 5.44%
    56,200    @     Arqule, Inc.                                      1,217,292
     7,100    @     Digene Corp.                                        289,680
    16,100    @     Enzon, Inc.                                       1,006,250
    65,500  @,@@    Hemosol, Inc.                                       596,050
    12,700    @     Invitrogen Corp.                                    911,860
    16,000    @     Myriad Genetics, Inc.                             1,013,118
    15,700    @     Protein Design Labs, Inc.                         1,362,132
                                                                   ------------
                                                                      6,396,382
                                                                   ------------
                    Building Materials: 0.54%
    34,300    @     Dal-Tile Intl., Inc.                                636,265
                                                                   ------------
                                                                        636,265
                                                                   ------------
                    Commercial Services: 3.73%
    58,700    @     Caremark Rx, Inc.                                   965,615
    41,400    @     Pharmaceutical Product Development                1,263,114
    26,900    @     Resources Connection                                695,096
    60,100    @     Sylvan Learning Systems, Inc.                     1,460,430
                                                                   ------------
                                                                      4,384,255
                                                                   ------------
                    Computers: 4.12%
    32,300    @     Electronics for Imaging                             952,850
    25,500    @     Manhattan Associates, Inc.                        1,013,625
    21,700    @     Mercury Computer Systems, Inc.                      956,970
       500    @     Nuance Communications, Inc.                           9,010
    89,800    @     Numerical Technologies, Inc.                      1,885,800
     1,400    @     StorageNetworks, Inc.                                23,786
                                                                   ------------
                                                                      4,842,041
                                                                   ------------
                    Diversified Financial Services: 0.81%
    23,800          Heller Financial, Inc.                              952,000
                                                                   ------------
                                                                        952,000
                                                                    -----------
                    Electronics: 1.45%
    37,100    @     FEI Co.                                           1,521,100
     5,500    @     Varian, Inc.                                        177,650
                                                                    -----------
                                                                      1,698,750
                                                                    -----------
                    Entertainment: 0.52%
    22,100    @     Argosy Gaming Co.                                   613,496
                                                                    -----------
                                                                        613,496
                                                                    -----------
                    Environmental Control: 2.51%
    20,300    @     Stericycle, Inc.                                    953,085
     5,700    @     TRC Cos., Inc.                                      228,969
    49,200    @     Waste Connections, Inc.                           1,771,200
                                                                   ------------
                                                                      2,953,254
                                                                   ------------
                    Food: 0.95%
    41,200    @     Whole Foods Market, Inc.                          1,116,520
                                                                   ------------
                                                                      1,116,520
                                                                   ------------
                    Healthcare-Products: 9.70%
    42,300    @     Arthrocare Corp.                                  1,106,145
    20,400    @     Biosite Diagnostics, Inc.                           913,920
    30,200    @     Cytyc Corp.                                         696,110
    48,500    @     Edwards Lifesciences Corp.                        1,278,460
    20,100  @,@@    ESC Medical Systems Ltd.                            579,885
    45,700    @     Henry Schein, Inc.                                1,830,742
    30,300    @     Inverness Medical Technology, Inc.                1,121,100
    19,300    @     Kensey Nash Corp.                                   323,082
    32,900    @     Med-Design Corp.                                    991,606
    18,800    @     ResMed, Inc.                                        950,340
    22,600    @     Varian Medical Systems, Inc.                      1,615,900
                                                                   ------------
                                                                     11,407,290
                                                                   ------------
                    Healthcare-Services: 5.52%
    23,100    @     American Healthways, Inc.                           889,812
    44,800    @     Amsurg Corp.                                      1,323,840
    32,100    @     Pediatrix Medical Group, Inc.                     1,065,720
    20,800    @     Rightchoice Managed Care, Inc.                      923,520
    26,500    @     Specialty Laboratories                            1,003,025
    50,800    @     Unilab Corp.                                      1,280,160
                                                                   ------------
                                                                      6,486,077
                                                                   ------------
                    Home Furnishings: 0.41%
    17,100    @     Furniture Brands Intl., Inc.                        478,800
                                                                   ------------
                                                                        478,800
                                                                   ------------
                    Insurance: 0.83%
    55,100    @     Willis Group Holdings Ltd.                          978,025
                                                                   ------------
                                                                        978,025
                                                                   ------------
                    Internet: 0.65%
    54,200    @     S1 Corp.                                            758,800
                                                                   ------------
                                                                        758,800
                                                                   ------------
                    Machinery-Diversified: 3.02%
    33,300    @     Brooks Automation, Inc.                           1,535,130
    29,800    @     Global Power Equipment Group, Inc.                  873,140
    34,700          Stewart & Stevenson Services                      1,145,100
                                                                   ------------
                                                                      3,553,370
                                                                   ------------
                    Media: 1.95%
    44,400    @     Cumulus Media, Inc.                                 602,952
    32,000    @     Emmis Communications Corp.                          984,000
    13,700    @     Viacom, Inc.                                        708,975
                                                                   ------------
                                                                      2,295,927
                                                                   ------------
                    Metal Fabricate/Hardware: 0.99%
    29,100    @     The Shaw Group, Inc.                              1,166,910
                                                                   ------------
                                                                      1,166,910
                                                                   ------------
                    Oil & Gas: 2.83%
    26,500    @     Evergreen Resources, Inc.                         1,007,000
     4,600    @     Global Marine, Inc.                                  85,698
    48,600    @     Pride Intl., Inc.                                   923,400
    32,800    @     Spinnaker Exploration Co.                         1,307,408
                                                                   ------------
                                                                      3,323,506
                                                                   ------------
                    Oil & Gas Services: 5.71%
    34,800    @     Dril-Quip                                           749,244
    27,800    @     FMC Technologies, Inc.                              574,070
    58,200    @     Grant Prideco, Inc.                               1,017,918
    32,300    @     Hydril Co.                                          735,471
    66,700    @     Key Energy Services, Inc.                           723,028
    52,900    @     Seitel, Inc.                                        692,990
    35,300    @     Torch Offshore, Inc.                                351,235
    34,700    @     Veritas DGC, Inc.                                   962,925
    48,000    @     W-H Energy Services, Inc.                           912,000
                                                                   ------------
                                                                      6,718,881
                                                                   ------------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                              Value
----------                                                         ------------
                    Pharmaceuticals: 5.58%
    26,900    @     Alkermes, Inc.                                 $    944,190
     5,800    @     CV Therapeutics, Inc.                               330,600
    25,400    @     ImClone Systems                                   1,341,120
    28,900    @     KOS Pharmaceuticals, Inc.                         1,141,550
    23,500    @     OSI Pharmaceuticals, Inc.                         1,235,865
    72,700    @     Perrigo Co.                                       1,213,363
     4,100  @,@@    Taro Pharmaceuticals, Inc.                          358,996
                                                                   ------------
                                                                      6,565,684
                                                                   ------------
                    Pipelines: 2.08%
    14,600          Equitable Resources, Inc.                           486,326
    38,900          Kinder Morgan, Inc.                               1,954,725
                                                                   ------------
                                                                      2,441,051
                                                                   ------------
                    Retail: 9.06%
    26,300    @     American Eagle Outfitters                           926,812
    18,600    @     AnnTaylor Stores Corp.                              665,880
    18,500    @     Bebe Stores, Inc.                                   539,460
     8,600    @     Buca, Inc.                                          187,050
    14,800    @     Factory 2-U Stores, Inc.                            434,380
    18,100    @     Galyans Trading Co., Inc.                           369,240
    19,942    @     HOT Topic, Inc.                                     620,196
    39,400    @     Krispy Kreme Doughnuts, Inc.                      1,576,000
    20,100          TJX Cos., Inc.                                      640,587
    46,500    @     Tweeter Home Entertainment Group, Inc.            1,641,450
    42,900    @     Wet Seal, Inc.                                    1,484,769
    40,200    @     Williams-Sonoma, Inc.                             1,560,564
                                                                   ------------
                                                                     10,646,388
                                                                   ------------
                    Semiconductors: 12.46%
    55,700  @,@@    ASM Intl. N.V.                                    1,105,645
    33,200    @     ATMI, Inc.                                          996,000
    28,400  @,@@    Genesis Microchip, Inc.                           1,026,660
    24,000    @     Intersil Corp.                                      873,600
    64,100    @     Lam Research Corp.                                1,900,565
    52,200    @     LTX Corp.                                         1,334,232
    45,300    @     Microsemi Corp.                                   3,216,300
    42,700    @     Microtune, Inc.                                     939,400
    49,500  @,@@    O2Micro Intl. Ltd.                                  544,500
    24,300    @     Rudolph Technologies, Inc.                        1,142,100
    47,000    @     Simplex Solutions, Inc.                           1,113,900
    11,600    @     Veeco Instruments, Inc.                             461,100
                                                                   ------------
                                                                     14,654,002
                                                                   ------------
                    Software: 7.96%
    60,200    @     Borland Software Corp.                              939,120
    28,400    @     Eclipsys Corp.                                      798,040
    27,200    @     EPIQ Systems, Inc.                                  698,768
    23,500    @     HNC Software                                        458,250
    35,300    @     Manugistics Group, Inc.                             886,030
    72,200    @     Midway Games, Inc.                                1,335,700
    38,300    @     Opnet Technologies, Inc.                            684,421
    62,900    @     Peregrine Systems, Inc.                           1,824,100
    47,600    @     SERENA Software, Inc.                             1,729,784
                                                                   ------------
                                                                      9,354,213
                                                                   ------------
                    Telecommunications: 2.24%
    54,000    @     RF Micro Devices, Inc.                            1,456,380
    12,200    @     Sonus Networks, Inc.                                284,992
     7,752    @     TeleCorp PCS, Inc.                                  150,156
    40,700    @     Tellium, Inc.                                       740,740
                                                                   ------------
                                                                      2,632,268
                                                                   ------------

                    Total Common Stock (Cost $96,687,521)           111,208,327
                                                                   ------------

Principal
Amount                                                                Value
----------                                                         ------------
SHORT-TERM INVESTMENTS: 6.59%
                    Repurchase Agreement: 6.59%
$7,754,000          State Street Repurchase Agreement, 3.900%,
                      due 07/02/01, (Collateralized by $7,430,000
                      U.S. Treasury Bonds, 6.250%, Due 08/15/23,
                      Market Value $7,912,915)                     $  7,754,000
                                                                   ------------
                    Total Short-Term Investments
                      (Cost $7,754,000)                               7,754,000
                                                                   ------------
                    Total Investments in Securities
                      (Cost $104,441,521)*               101.18%   $118,962,327
                    Other Assets and Liabilities-Net      -1.18%     (1,389,333)
                                                         ------    ------------
                    Net Assets                           100.00%   $117,572,994
                                                         ======    ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                    Gross Unrealized Appreciation                  $ 18,544,051
                    Gross Unrealized Depreciation                    (4,023,245)
                                                                   ------------
                    Net Unrealized Appreciation                    $ 14,520,806
                                                                   ============

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

State Street Bank & Trust
801 Pennsylvania Avenue Kansas
City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling Pilgrim Variable Products Trust at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                        VPSSEMIAN063001-082301